Exhibit 10.15

                                AMERIFIRST, INC.

                           RECAPITALIZATION AGREEMENT

                                   Dated as of

                                September 9, 2004

                                TABLE OF CONTENTS

ARTICLE 1 TRANSACTIONS RELATING TO THE INVESTMENT..............................3
   1.1   Contribution of Common Stock..........................................3
   1.2   Tawes Investment......................................................4
   1.3   Tawes Loan............................................................4
   1.4   Capitalization Table..................................................4
   1.5   Stockholders' Agreement...............................................4
   1.6   Prioritization of Unsecured Obligations; Return of Capital............4

ARTICLE 2 CORPORATE GOVERNANCE.................................................5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE CORPORATION....................6
   3.1   Organization and Standing; Certificate of Incorporation and Bylaws....6
   3.2   Corporate Power.......................................................6
   3.3   Capitalization........................................................6
   3.4   Authorization.........................................................6
   3.5   Offering..............................................................7
   3.6   Disclosure............................................................7

ARTICLE 4 REPRESENTATIONS OF TAWES.............................................7
   4.1   Legal Power...........................................................7
   4.2   Due Execution.........................................................7
   4.3   Investment Representations............................................7

ARTICLE 5 CLOSING..............................................................9
   5.1   Contributed Shares....................................................9
   5.2   Tawes Investment......................................................9
   5.3   Stockholder Loans.....................................................9
   5.4   Stockholders' Agreement..............................................10
   5.5   Employment Agreement..................................................8

ARTICLE 6 GENERAL PROVISIONS..................................................10
   6.1    Survival of Representations and Warranties, etc.....................10
   6.2    Governing Law; Venue; Prevailing Party..............................10
   6.3    Successors and Assigns..............................................10
   6.4    Confidentiality.....................................................10
   6.5    Notices..............................................................9
   6.6    Entire Agreement....................................................11
   6.7    Attorney's Fees.....................................................12
   6.8    Counterparts........................................................12
   6.9    Severability........................................................13
   6.10   Amendments..........................................................13
   6.11   Exhibits............................................................13

                             Exhibits and Schedules

Exhibit A         Capitalization Table

Exhibit B         Amended and Restated Stockholders' Agreement

Exhibit C         Amended and Restated Stockholders' Note

Exhibit D         Amended and Restated Infinity Note

Exhibit E         Tooke Employment Agreement

                           RECAPITALIZATION AGREEMENT

      THIS RECAPITALIZATION AGREEMENT (this "Agreement") is executed and delivered as of the 31st day of December, 2004, to be effective as of the 9th day of September, 2004, by and among John G. Tooke ("Tooke"); Irving Y. Strickstein, as Trustee of the Irving Y. Strickstein Revocable Living Trust U/T/A dated 9/13/84 ("IYS"), Robert C. Strickstein ("RCS"), Susan J. Sadley Revocable Trust U/A/D 2/17/04 ("SJS"), Scott D. Strickstein ("SDS"), and Tara N. Strickstein ("TNS", and together with IYS, RCS, SJS, SDS, collectively referred to herein as "Strickstein"); Denise Mugerdichian Lachman ("Lachman"); O. Lee Tawes, III ("Tawes"); and AmeriFirst, Inc., a Delaware corporation (the "Corporation"). Tooke, Strickstein, Lachman, Tawes and the Corporation are referred to collectively herein as the "Parties."

                                   Background

      The Corporation has previously received loans from its stockholders which obligations it wishes to amend and restate. The Corporation is now in need of additional financing. Certain of the existing stockholders are willing to reduce their existing equity interest in the Corporation in order to provide an equity incentive to Tawes, in exchange for new financing. Tawes is prepared to make a loan to the Corporation in the amount of $600,000 and to invest in the Corporation, conditioned on the simultaneous occurrence of the transactions provided for herein.

      NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

                                   ARTICLE 1
                  TRANSACTIONS RELATING TO THE RECAPITALIZATION

      Simultaneously with the execution of this Agreement and subject to the terms and conditions set forth herein, the following transactions will occur:

      1.1 Contribution and Re-issuance of Common Stock.

      Each of the following stockholders (the "Contributing Stockholders") agrees to surrender without consideration and to contribute to the Corporation the number of shares (the "Contributed Shares") of the Corporation's Common Stock par value $.01 ("Common Stock") currently registered in, and set forth below opposite, their respective names:

      Stockholder                                 Number of Shares Contributed
      -----------                                 ----------------------------
      Strickstein                                            140
      Lachman                                                140
      Tooke                                                  100

      The Parties agree to take such actions as may be required to cause the authorization and issuance of a new Class B non-voting common stock in accordance with the capitalization table attached hereto as Exhibit A.

      1.2 Tawes Investment.

      Subject to the satisfaction of the terms and conditions set forth herein, Tawes agrees to purchase and the Corporation agrees to sell and issue to Tawes, 200 shares of Common Stock (the "Tawes Shares") for an aggregate purchase price (the "Purchase Price") of $200.00 (the "Tawes Investment"). The Tawes Shares will be registered in the name of O. Lee Tawes, III.

      1.3 Tawes Loan.

      The Corporation hereby acknowledges receipt in full of a loan funding by Tawes. The funding is pursuant to a Loan Agreement and Promissory Note, each dated as of July 9, 2004, and providing for a loan of $600,000 (the "Tawes Loan"), funded in tranches of $200,000 each on June 8, 2004, August 11, 2004 and October 8, 2004. The Tawes Loan shall be subordinate to the Operational Loans and shall rank pari passu with the Non-Operational Loans.

      1.4 Capitalization Table.

      The undersigned agree that the Capitalization Table attached hereto as Exhibit A accurately reflects the capitalization and distribution of issued and outstanding shares of Common Stock immediately after taking into effect the transactions provided for herein including the Tawes Investment and the surrender of the Contributed Shares.

      1.5 Stockholders' Agreement.

      Each of the stockholders of the Corporation shall execute and deliver to the Corporation an Amended and Restated Stockholders' Agreement, in the form attached as Exhibit B (the "Stockholders' Agreement").

      1.6 Prioritization of Unsecured Obligations; Return of Capital.

      The Shareholders agree that, notwithstanding any prior agreement to the contrary, the following capital contributions and unsecured loans outstanding from the Company to the Stockholders (collectively, the "Operational Loans") shall be repaid in accordance with the following priority:

      FIRST, to the 2004 IYS Loan (as defined below) in the amount of $150,000;

      SECOND, to obligations under the Loan Agreement dated as of September 22, 2003 (as amended and restated by that certain Amended and Restated Infinity Note of even date herewith);

      THIRD, to the shareholder contribution of Tooke totaling $250,000;

      FOURTH, to the shareholder contribution of Lachman totaling $125,000;

      FIFTH, to the shareholder contribution of Strickstein totaling, $125,000; and

      SIXTH, to the shareholder loan of Lachman totaling $200,000 (as amended and restated by that certain Amended and Restated Note of even date herewith).

      The Corporation will apply one hundred percent (100%) of its Net Operating Income to the repayment of the Operational Loans. As used herein, "Net Operating Income" shall mean an amount equal to the net operating income of the Corporation, determined in accordance with regulatory accounting principles, as applicable, LESS an amount equal to three (3) months of operating expenses.

      In addition to the Operating Loans, the Corporation has due and outstanding (subject to audit) $1,615,000 to Strickstein, or his affiliates, plus that certain Comerica line of credit loan in the amount of $775,000 (the "Strickstein Loans"), and $350,000 to Lachman or her affiliates (the "Lachman Loans"). The Strickstein Loans and Lachman Loans shall be repaid after the repayment in full of the Operational Loans by applying fifty percent (50%) of the Net Operating Income of the Corporation to their repayment. The priority of the repayment of the Strickstein Loans shall be at the discretion of IYS. The Strickstein Loans and the Lachman Loans are collectively referred to herein as the Non-Operational Loans. The Tawes Loan shall be subordinate to the Operational Loans and shall rank pari passu with the Non-Operational Loans.

      The Corporation and the Shareholders hereby acknowledge, represent and warrant that neither Strickstein nor Lachman has any further obligation to loan funds to the Company, pursuant to the Operational Loans, the Non-Operational Loans, or otherwise.

                                    ARTICLE 2
                              CORPORATE GOVERNANCE

      Contemporaneously herewith, the undersigned shall cause the necessary action to be taken: (i) to approve this Agreement; (ii) to approve the Stockholders' Agreement; (iii) to approve the transactions contemplated hereby;
(iv) to fix the number of directors on the Corporation's Board of Directors at four directors to be composed of Strickstein, Tooke, Tawes and Tooke's designee;
(v) to elect Tawes as Chairman of the Board of Directors (to serve until the earlier of his sale of his shares in the Corporation, death, disability, election of his successor, or resignation); (vi) to amend the Bylaws of the Corporation to require all shareholder meetings be convened by written notice, to provide that the holders of sixty-five percent (65%) of the issued and outstanding shares of capital stock shall be required to be present, in person or by proxy, to constitute a quorum for a meeting of shareholders, to provide that three (3) directors shall be required to be present to constitute a quorum for a Board of Directors meeting (except for special meetings of the Board of Directors called for the limited purpose of considering the termination of a Director employed by the Corporation, for which only two (2) directors shall constitute a quorum, and at which meeting the Employee-Director shall recuse himself or herself), and to permit attendance at Board of Directors' meetings by telephone; and (vii) to amend the Certificate of Incorporation to permit cumulative voting and the establishment of a Class B non-voting class of capital stock.

                                    ARTICLE 3
                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

The Corporation hereby represents and warrants to the Stockholders and Tawes as follows:

      3.1 Organization and Standing; Certificate of Incorporation and Bylaws.

      The Corporation is a corporation organized, validly existing and in good standing under the laws of the State of Delaware. The Corporation has the requisite corporate power to own, lease, and operate its properties and assets and to carry on its business as conducted. The Corporation is qualified and in good standing to do business in each jurisdiction in which the character of the property owned or leased or the nature of the activities conducted by it makes such qualification necessary.

      3.2 Corporate Power.

      The Corporation has all requisite legal and corporate power to execute and deliver this Agreement.

      3.3 Capitalization.

      The authorized capital stock of the Corporation consists of 2,000 shares of Common Stock, $0.01 par value. The shares of issued and outstanding Common Stock, effective upon execution of this Agreement and amendment of the Certificate of Incorporation, taking into effect all of the transactions described herein, are presented on Exhibit A. All outstanding shares of Common Stock are duly authorized and validly issued, fully paid and nonassessable. There are no offers to sell shares of the Corporation's capital stock or options, warrants, conversion privileges, or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of its capital stock or other securities of the Corporation. All outstanding securities have been issued in compliance with all applicable federal and state securities laws.

      3.4 Authorization.

      All corporate action on the part of the Corporation, its officers, directors and stockholders necessary to authorize the execution, delivery and performance of this Agreement and the Stockholders' Agreement by the Corporation, including, without limitation the sale, issuance, and delivery of the Tawes Shares has been taken. The Stockholders' Agreement constitutes, and this Agreement, when executed and delivered by the Corporation, will constitute valid and binding obligations of the Corporation, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities laws.

      3.5 Offering.

      Subject to the truth and accuracy of Tawes' representations in Section 4 hereof, the offer, sale and issuance of the Common Stock to be issued in conformity with the terms of this Agreement constitutes a transaction exempt from the registration requirements of Section 5 of the Securities Act.

      3.6 Disclosure.

      To the best of the Corporation's knowledge, none of the representations or warranties made by the Corporation in this Agreement and no information in the Exhibits hereto contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. The Corporation has provided the Stockholders and their respective representatives and legal counsel with all information in the Corporation's possession that they have requested for deciding whether to purchase the Shares. To the Corporation's knowledge, there are no facts which (individually or in the aggregate) materially adversely affect the business, assets, financial condition, or operations of the Corporation that have not been set forth in this Agreement, the Exhibits hereto or other documents delivered to the Stockholders or their attorneys or agents in connection herewith.

                                    ARTICLE 4
                            REPRESENTATIONS OF TAWES

      Tawes hereby represents and warrants to the Corporation as follows:

      4.1 Legal Power.

      He has the requisite legal power to execute, deliver, and perform his obligations under this Agreement and the Stockholders' Agreement. The consummation of the transactions contemplated hereby, and by the Stockholders' Agreement (including the ownership of the shares of Common Stock), by him will not result in any violation of, or be in conflict with, or constitute, with or without the passage of time and giving of notice, a breach or default under any term, condition or provision of any agreement, indenture, or other instrument to which he is a party, or by which he or his properties or assets are bound, or violate any law, regulation, order, judgment or decree against or binding upon him.

      4.2 Due Execution.

      He has executed and delivered this Agreement and the Stockholders' Agreement and they constitute his valid and binding agreements.

      4.3 Investment Representations.

            (a) He is acquiring the shares of Common Stock for his own account, not as nominee or agent, for investment and not with a view to or for resale in connection with any distribution or public offering thereof within the meaning of the Securities Act. By executing this Agreement, he further represents that he does not have or have any intent to enter into any contract, undertaking, agreement, or arrangement with respect to the shares of Common Stock to sell, transfer, or grant participation therein to any third person.

            (b) He understands that (i) the shares of Common Stock have not been registered under either the Securities Act or the securities laws of any state by reason of specific exemptions therefrom, the shares of Common Stock may need to be held by him indefinitely, and that he may, therefore, have to bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act and the securities laws of any applicable state or is exempt from such registrations; (ii) each certificate representing the shares of Common Stock will bear the following legends:

      The Shares represented by this certificate have not been registered under the Securities Act of 1933 as amended (the "Securities Act") or any applicable state securities law. No disposition of shares may be made in the absence of (i) an effective registration statement under the Securities Act or (ii) an opinion of counsel acceptable to the Corporation that such disposition without registration is in compliance with the Securities Act.

      The ownership, transfer, encumbrance, pledge, assignment or other disposition of the Shares evidenced by this certificate and the rights and obligations of a Stockholder possessing this certificate are subject to and restricted by the terms and conditions of an Amended and Restated Stockholders' Agreement as the same may from time to time be amended, restated or both, a copy of which is on file and open for inspection at the office of the Corporation.

and (iii) the Corporation will instruct any transfer agent not to register the transfer of any of the shares of Common Stock unless the conditions specified in the foregoing legend are satisfied.

            (c) He and his counsel or other representative have been furnished with such materials and have been given access to such information relating to the Corporation as he or his representative has requested and he has been afforded the opportunity to ask questions regarding the Corporation and the shares of Common Stock, all as he has found necessary to make an informed investment decision. He has been solely responsible for his own due diligence investigation of the Corporation and its proposed business, for his own analysis of the merits and risks of his investment made pursuant to this Agreement, and for his own analysis of the terms of such investment.

            (d) He is an "accredited Stockholder" within the meaning of Regulation D under the Securities Act. He is in a financial position to hold the shares of Common Stock and is able to bear the economic risk and withstand a complete loss of his investment in the shares of Common Stock. He recognizes that the shares of Common Stock as an investment involve a high degree of risk.

            (e) He acknowledges hereby that he has been advised to obtain and has obtained, to the extent he deems necessary, professional (including legal) advice with respect to the risks inherent in the investment in the shares of Common Stock, the condition of the Corporation, the suitability of the investment in the shares of Common Stock in light of his condition and investment needs, and the terms and conditions of this Agreement and documents relating to the investment in the shares of Common Stock. He, either alone or with the assistance of such professional advisors, is a sophisticated Stockholder, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment in the shares of Common Stock. He is an Stockholder in securities of companies in the development stage and acknowledges that the investment in the shares of Common Stock is a speculative risk

            (f) For purposes of the application of state securities laws, he represents that he is a bona fide resident of the State of New York.

                                    ARTICLE 5
                                     CLOSING

      The closing on the transactions provided for herein will occur simultaneously with the execution of this Agreement, subject to the contemporaneous fulfillment of the following:

      5.1 Contributed Shares.

      The Contributing Shareholders shall deliver to the Corporation all stock certificates issued to them or over which they exercise voting control, for cancellation of the Contributed Shares and re-issuance of the remaining shares.

      5.2 Tawes Investment.

      The Corporation shall issue and deliver to Tawes the Tawes Shares and Tawes shall deliver to the Corporation the Purchase Price in immediately available funds whether through wire transfer or by bank check.

      5.3 Stockholder Loans.

      The Corporation shall have executed and delivered to each of IYS and Lachman an Amended and Restated Promissory Note in the form of Exhibit C attached hereto amending and restating the obligations of the Corporation under the Non-Operational Loans (collectively, the "Amended and Restated Stockholder Notes"). The Corporation shall have executed and delivered to IYS the Amended and Restated Infinity Note in the form of Exhibit D attached hereto (the "Amended and Restated Infinity Note" and, together with the Amended and Restated Stockholder Notes and the Amended and Restated Tooke Note, collectively, the "Amended and Restated Notes"). The Corporation shall have executed and delivered to IYS a promissory note in the form of Exhibit C attached hereto in the principal amount of $150,000, in renewal of a loan in the amount of $50,000 made by IYS to the Corporation on June 10, 2004, plus an additional loan of $100,000 made by IYS to the Corporation on December 30, 2004 (the "2004 IYS Loan") with a maturity date of July 1, 2006.

      5.4 Stockholders' Agreement.

      Each of the Stockholders shall deliver an executed Amended and Restated Stockholders' Agreement in the form of Exhibit B attached hereto.

      5.5 Employment Agreement.

      The Corporation and Tooke shall have entered into an Employment Agreement in substantially the form attached hereto as Exhibit E, providing Tooke a salary of $12,500 a month effective as of July 1, 2004 and a bonus as described therein. All other Class A stockholders shall be eligible for employment on a consulting basis, if agreed upon by a majority vote of the Class A stockholders of the Corporation.

                                    ARTICLE 6
                               GENERAL PROVISIONS

      6.1 Survival of Representations and Warranties, etc.

      The Corporation's covenants or obligations to be performed or complied with prior to the Closing Date under this Agreement and the Corporation's representations and warranties contained in this Agreement shall terminate and be of no further force or effect two years after the date hereof.

      6.2 Governing Law; Venue; Prevailing Party.

      This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan without regard to its conflict of laws doctrine. The parties hereto (i) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement shall be brought and heard in a court of competent jurisdiction in the State of Michigan and the United States District Court for the Eastern District of Michigan, (ii) consent to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) waive any objection to the laying of venue of any such suit, action or proceeding in any such court. All parties hereto waive any objection based on forum non conveniens and any objection to venue in any action instituted hereunder. The prevailing party in any dispute arising hereunder, whether or not suit be brought and including any appeals, will be entitled to recover from the other party costs and reasonable attorneys' and paralegals' fees.

      6.3 Successors and Assigns.

      Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of, the parties hereto.

      6.4 Confidentiality.

      The Stockholders acknowledge that the Corporation has provided confidential information regarding the business of the Corporation to the Stockholders ("Confidential

Information"). Each Stockholder agrees that he/she/it shall keep the Confidential Information confidential and shall not, without prior written consent of the Corporation, disclose Confidential Information in any manner whatsoever to anyone (other than such Shareholder's attorneys, accountants, financial and tax advisors, who shall each be similarly bound not to disclose the Confidential Information) and shall not use Confidential Information other than strictly in connection with the transaction described herein. In the event that any Stockholder becomes legally compelled to disclose any Confidential Information, such Stockholder agrees to provide the Corporation with prompt written notice in advance of such disclosure so that the Corporation may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of these Terms. The term "Confidential Information" shall not include information or materials that: (i) are or become generally available to the public, other than as a result of disclosure by any Stockholder or its representative(s); (ii) are or become known or available to any Stockholder on a nonconfidential basis from a source other than the Corporation ; provided that such source is not bound by an obligation of confidentiality to the Corporation; or (iii) were independently developed by any Stockholder or its representative(s) without the use of the Corporation's Confidential Information.

      6.5 Notices.

      Any notice and other communications required or permitted hereunder shall be in writing and delivered personally or sent by nationally recognized overnight courier. Any such notice shall be deemed given when so delivered, addressed as follows:

      (a) If to the Corporation:      AmeriFirst, Inc.
                                      814 N. A1A, Suite 300
                                      Ponte Vedra Beach, Florida 32082
                                      Attn.: President

          With a copy to:             Milam Howard Nicandri Dees & Gillam, P.A.
                                      50 North Laura Street, Suite 2900
                                      Jacksonville, Florida 32202
                                      Attn.: G. Alan Howard

      (b) If to Strickstein:          Irving Strickstein
                                      2267 Shankin Drive
                                      Walled Lake, MI 48390

          With a copy to:             Jacob & Weingarten
                                      2301 W. Big Beaver Road, Suite 777
                                      Troy, Michigan 48084
                                      Attn.: Harry M. Eisenberg

      (c) If to Lachman:              Denise Lachman
                                      4460 Dow Ridge
                                      Orchard Lake, MI 48324

          With a copy to:             Jacob & Weingarten
                                      2301 W. Big Beaver Road, Suite 777
                                      Troy, Michigan 48084
                                      Attn.: Harry M. Eisenberg

      (d) If to Tawes:                O. Lee Tawes,
                                      III Northeast Securities
                                      100 Wall Street New York,
                                      New York 10005

      (e) If to Tooke:                John G. Tooke
                                      1150 Shipwatch Drive E.
                                      Jacksonville, Florida 32225

      6.6 Entire Agreement.

      This Agreement, the Stockholders' Agreement, the Amended and Restated Notes, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto and thereto, respectively, constitute the full and entire understanding and agreement between the Parties with regard to the subjects hereof and thereof, respectively, and supersedes and replaces all previous agreements, oral or written, with respect to the subject mater hereof and thereof. In the event of any inconsistency between the provisions of this Agreement, the Stockholders' Agreement, the Articles of Incorporation and Bylaws of the Corporation, then the documents shall control one another in the order listed above. This Agreement and the Amended and Restated Notes supersede and replace all former evidences of indebtedness from the Corporation to the Stockholders and, with the exception of the Tawes Note and the Tawes Loan Agreement, all other notes, evidences of indebtedness, loan agreements, letter agreements, and guarantees and other agreements or understandings between the parties hereto (or any of them) with respect to the subject matter hereof, whether oral or written, are hereby superseded and terminated.

      6.7 Attorneys' Fees.

      The Corporation shall bear all costs and expenses incurred by the Parties in connection with the negotiation and documentation of this Agreement and consummation of transactions contemplated hereby.

      6.8 Counterparts.

      This Agreement may be executed by facsimile and in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and which together shall constitute one instrument.

      6.9 Severability.

      In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

      6.10 Amendments.

      This Agreement may be amended by the written consent of the Parties.

      6.11 Exhibits.

      All Exhibits attached hereto are hereby incorporated in and made a part hereof as if set forth in full herein.

                     SIGNATURES APPEAR ON THE FOLLOWING PAGE

      IN WITNESS WHEREOF, this Recapitalization Agreement has been made and executed as of the date first above written.

                                       CORPORATION:

                                       AmeriFirst, Inc.

                                       By:  /s/ John G. Tooke
                                            ------------------------------------
                                                John G. Tooke
                                                President and CEO

TOOKE:                                 STRICKSTEIN:

/s/ John G. Tooke                      /s/ Irving Y. Strickstein
---------------------------------      -----------------------------------------
John G. Tooke                          Irving Y. Strickstein individually and on
                                       behalf of: The Irving Y. Strickstein
                                       Revocable Living Trust u/a/d 9/13/84, as
                                       amended; (ii) Susan J. Sadley Revocable
                                       Trust U/A/D 2/17/04; (iii) Robert C.
                                       Strickstein, (iv) Tara N. Strickstein,
                                       (v) Scott D. Strickstein, (vi) The
                                       Strickstein Family Limited Partnership I
                                       and (vii) The Strickstein Family Limited
                                       Partnership II

LACHMAN:
                                       TAWES:

/s/ Denise M. Lachman                  /s/ O. Lee Tawes
---------------------------------      -----------------------------------------
Denise M. Lachman, individually        O. Lee Tawes
and on behalf of Dow Ridge
Associates, LLC